EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK
PAR VALUE $.001                                                  PAR VALUE $.001

Certificate Number                                                     Shares
   ZQ 000339                                                        ***600620***

                        NAVIDEC FINANCIAL SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO

THIS CERTIFIES THAT ** Mr. Alexander David Sample **

IS THE OWNER OF ** SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY **

           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Navidec Financial Services, Inc., (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

President & Chief                                  DATED <<MONTH DAY YEAR>>
Executive Officer                                  COUNTERSIGNED AND REGISTERED:
                                                   COMPUTERSHARE TRUST CO., INC.
                                SEAL               (DENVER)
                                                   TRANSFER AGENT AND REGISTRAR
Secretary & Chief
Financial Officer

NAVIDEC FINANCIAL SERVICES, INC.

TRANSFER FEE: $25.00 PER NEW CERTIFICATE ISSUED
________________________________________________________________________________

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship
         and not as tenants in common
UNIF GIFT MIN ACT - Custodian
                        (CUST)          (Minor)
under Uniform Gifts to Minors Act
                                        (STATE)
UNIF TRF MIN ACT        Custodian (until age...)
                        (CUST)          (MINOR)
under Uniform Transfers to Minors Act...............
                                        (STATE)

Additional abbreviations may also be used though not in the above list.
________________________________________________________________________________

For Value Received, ______________hereby sell, assign and transfer unto

PLEASE INSERT
SOCIAL SECURITY
OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:_____________________20__                _________________________________
                                               Signature:

                                               _________________________________
                                               Signature:
                                               NOTE:  THE SIGNATURE TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE FACE
                                               OF THE CERTIFICATE, IN EVERY
                                               PARTICULAR, WITHOUT ALTERATION OR
                                               ENLARGEMENT, OR ANY CHANGE
                                               WHATEVER.

SIGNATURE(S) GUARANTEED:






THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15.